UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/13/2006

Time Warner Telecom Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-30218

DE	841500624
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

10475 Park Meadows Drive, Littleton, CO 80124
(Address of principal executive offices, including zip code)

303-566-1284
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Reference is hereby made to the Information Statement on Schedule 14C filed by Time Warner Telecom Inc. (the "Company") with the Securities and Exchange Commission on October 12, 2006 (the "Information Statement"). Such Information Statement is hereby incorporated by reference herein.

    On November 13, 2006, the Company filed a Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware, thereby amending and restating its previous Restated Certificate of Incorporation as described in the Information Statement. A copy of the new Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

    See the Index of Exhibits attached to this Current Report on Form 8-K, which is incorporated herein by reference.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Time Warner Telecom Inc.

Date: November 15, 2006	By:	/s/ Tina Davis
Tina Davis
Vice President and Deputy General Counsel

Exhibit Index

Exhibit No.	Description
EX-3.1	Restated Certificate of Incorporation of Time Warner Telecom Inc. dated November 13, 2006